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                                                                   EXHIBIT 10.42

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]


                                SUPPLY AGREEMENT


                THIS AGREEMENT is made as of January 1, 2001 (the "Effective Date") by and between Meridian Medical Technologies, Inc. ("Meridian"), a Delaware corporation, having its principal place of business at 10240 Old Columbia Road, Columbia, Maryland 21046, and Dey, L. P. ("Dey"), a Delaware limited partnership, having its principal place of business at 2751 Napa Valley Corporate Drive, Napa, California 94558, the sole general partner of which is Dey, Inc., a Delaware corporation having its principal place of business at 2751 Napa Valley Corporate Drive, Napa, California 94558.

                               W I T N E S S E T H

                WHEREAS, EM Industries, Incorporated ("EMI"), an Affiliate (as hereinafter defined) of Dey, was the exclusive distributor of EpiPen(R) and related products worldwide pursuant to certain distribution agreements including an Agreement with Meridian, dated October 21, 1996;

                WHEREAS, EMI appointed Dey to act as its exclusive sub-distributor of EpiPen(R) and related products worldwide pursuant to a Master Agreement with Dey, dated May 26, 1998, effective as of July 1, 1997;

                WHEREAS, Dey now desires to modify its status as an exclusive sub-distributor under EMI and become the exclusive distributor in the Territory (as hereinafter defined) of the Products (as hereinafter defined) and of New Injection Technology (as hereinafter defined) should such be developed and to the extent provided in Section 1e hereof;

                WHEREAS, EMI has agreed to terminate its distributorship arrangement with Meridian as of January 1, 2001 and sub-distributorship arrangement with Dey as of January 1, 2001; and

                WHEREAS, EMI and Merck KGaA, an Affiliate of Dey, have licensed to Dey the exclusive rights to use the trademark EpiPen(R) and related trademarks in the Territory.

                NOW, THEREFORE, in consideration of the premises, mutual covenants, promises and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby covenant, promise and agree as follows:

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                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   DEFINITIONS

                As used in this Agreement, the following terms, when capitalized, shall have the meanings set forth below:

        (a) "Act" means the Federal Food, Drug and Cosmetic Act, 21 U.S.C. Sections 301 et seq. (1998), as such may be amended from time to time.

        (b)     "Active Ingredient" means Epinephrine, USP.

        (c) "Affiliate" means, with respect to any Party, any corporation or other entity which controls, is controlled by or is under the common control with such Party. For purposes of this definition, "control" shall mean direct or indirect ownership of more than fifty percent (50%) of the voting interest or income interest in a corporation or entity or such other relationship as, in fact, constitutes actual control.

        (d) "Annual Minimum" means the number of Regular Products Dey is required to order for delivery during a calendar year pursuant to Section 2b.

        (e) "Annual Minimum Capacity" means the multiplicative product of the Annual Minimum for the current calendar year for the applicable Product and "...".

        (f) "Batch" or "Lot" means, with respect to a Product, each separate and distinct quantity of such Product processed under continuous and identical conditions and designated by a batch or lot number and an expiration date by Meridian, and as defined in the Current Good Manufacturing Practices.

        (g) "Batch Record" means all manufacturing documentation collected with respect to a Batch as agreed by the Parties pursuant to
                Section 6b.

        (h) "Certificate of Analysis" means a document(s) signed and dated by a duly-authorized representative of the Quality Control ("QC") or Quality Assurance ("QA") Department of Meridian in accordance with Sections 6a and 6b.

        (i)     "Competitive Product" shall have the meaning set forth in
                Section 1d of this Agreement.

        (j) "Confidential Information" means any proprietary or confidential information of a Party, including any and all know-how, trade secrets, pending patent applications, information, data, results, procedures, methodology, technical and scientific expertise which relate to the Products; business, financial, marketing, manufacturing, sales, distribution and supply information; information related to a Party's internal organization, personnel, methods and procedures, facilities,


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                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                capabilities, research, development, planning or products; and any other information which would reasonably be considered to be confidential.

        (k) "Contact Person" shall have the meaning set forth in Section 14a of this Agreement.

        (l) "Current Good Manufacturing Practices" or "cGMPs" means the requirements of the F.D.A. with regard to the manufacture of finished pharmaceuticals as set forth in 21 C.F.R. Section 211, as such may be amended from time to time.

        (m) "Dey Marks" means the Marks owned or licensed by Dey specified in Exhibit H, which is attached hereto and incorporated herein by reference, and such other Marks as Dey may from time to time designate in writing at its sole discretion.

        (n) "Effective Date" means the date that the Agreement shall commence, as defined in the first paragraph of this Agreement.

        (o)     "F.D.A." means the United States Food and Drug Administration.

        (p) "Losses" means any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys' fees and disbursements) subject to indemnification under Section 9 hereof.

        (q) "Mark" or "Marks" means a trade name, trademark, trade dress or service mark.

        (r) "Meridian Marks" means the Marks owned or licensed by Meridian specified in Exhibit G, which is attached hereto and incorporated herein by reference, and such other Marks as Meridian may from time to time designate in writing at its sole discretion.

        (s) "NDA" means the New Drug Application, and all supplements and amendments thereto, for any of the Products which have been submitted to the F.D.A. by Meridian or its predecessor and any equivalent filing in the Territory with an appropriate regulatory authority.

        (t)     "New Injection Technology" means "...".

        (u) "Non-Conforming Products" means Products that do not conform to the requirements set forth under Section 3a(i) hereof.

        (v) "Party" or "Parties" means Meridian and/or Dey, as the case may be.

        (w) "Product" or "Products," as the case may be, means any type of Epinephrine injection product manufactured by Meridian as of the Effective Date, including, but not limited to, those products set forth in Exhibit A, and such other Products

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                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                as the Parties shall from time to time mutually agree to and designate in writing; for purposes of this Agreement, any Product or Products shall be deemed to include any modification or improvement made upon such Product or Products during the Term, including those modifications or improvements subject to
                Section 11a hereof.

        (x)     "Prospective Country" shall have the meaning set forth in
                Section 1b of this Agreement.

        (y) "Purchase Order" means the order instructions made by Dey in writing for the Products in accordance with Section 4 of this Agreement.

        (z) "Regular Products" means the Products sold by Dey (or its sub-distributors) under the trademarks EpiPen(R) Sr. and EpiPen(R) Jr. and any variations of the foregoing trademarks.

        (aa) "Rolling Forecast" shall have the meaning set forth in Section 4c of this Agreement.

        (bb) "Specifications" means any and all chemical, biological, physical and descriptive criteria of the Products set forth in
                (i) the NDA for the Products and (ii) Exhibit C; provided, however, that Meridian shall notify Dey of any proposed additions or modifications to the criteria set forth in Exhibit C and, upon Dey's written consent, the criteria constituting the Specifications shall be supplemented and/or replaced by such additions or modifications and such additions or modifications shall be attached hereto as part of Exhibit C.

        (cc) "Term" shall have the meaning set forth in Section 12 of this Agreement.

        (dd)    "Territory" means the United States, Canada and worldwide.

        (ee) "Third Party" means any person or entity other than the Parties to this Agreement or any Affiliate of the Parties.

        (ff) "United States" means the United States of America, its possessions and territories.

        (gg) Unless specified to the contrary, references to Sections and/or Exhibits mean the particular Sections and/or Exhibits to this Agreement. Wherever used in this Agreement:

                        (1) the words "include" or "including" shall be construed as incorporating, also, "but not limited to" or "without limitation";

                        (2) the word "day" means a calendar day unless otherwise specified;

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                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                        (3) the word "law" (or "laws") means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a government entity; and

                        (4) the word "notice" shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement.


                                    SECTIONS


1.      GRANT OF RIGHTS

        a. EXCLUSIVE RIGHT AND SUB-DISTRIBUTORS. Meridian hereby grants to Dey the exclusive right and license to market, distribute and sell the Products in the Territory. Dey shall have the sole and exclusive right to grant sublicenses to any sub-distributor with respect to any of the rights granted to Dey under this Agreement; provided that any such sublicense shall not vary the rights and obligations of the Parties under this Agreement except as the Parties may otherwise agree.

        b. NEW MARKETS. In the event that during the Term, Dey desires to market, sell or distribute the Products in any country in the Territory in which the Products have not been licensed or approved by the relevant governmental authorities for marketing, distribution or sale prior to the Effective Date (a "Prospective Country"), Dey may do so pursuant to the following procedure:
                (i) Dey shall identify the Prospective Country to Meridian and shall advise Meridian of the actions, if any, that will be required of Meridian to comply with its obligations under this Agreement with respect to the Prospective Country, (ii) Meridian shall advise Dey of the incremental costs, if any, expected to be incurred by Meridian in manufacturing and preparing Products for sale in the Prospective Country, including without limitation capital improvements and the modification of the design of Products, and (iii) if Dey wishes to proceed to market, sell or distribute the Products in the Prospective Country, it shall agree to absorb the incremental costs so identified by Meridian in a manner mutually agreeable to Dey and Meridian, and Dey shall obtain, at its sole expense (or at the expense of its sub-distributors), all applicable governmental licenses and approvals required to qualify the Products for marketing, sale or distribution in such Prospective Country. Meridian hereby agrees to cooperate with Dey, at Dey's request and expense, in connection with the procurement by Dey of any such applicable governmental licenses and approvals.

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                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

        c. PROVISION OF REGULATORY INFORMATION. Upon Meridian's request, Dey shall provide Meridian with copies of any licenses, approvals or other documents reasonably necessary for Meridian's performance of its obligations under the Agreement. Meridian hereby agrees to provide Dey reasonable access to documents and data that are needed by Dey in connection with the pursuit of any licenses or approvals in the Territory at no additional cost to Dey; provided that Meridian shall not be obligated to perform additional studies or testing (including clinical trials) that it otherwise would not have created or performed under the Agreement.

        d.      "...".

        e.      "...".

        f.      "...".


2.      SUPPLY

        a. REQUIREMENTS. Dey agrees to purchase from Meridian and Meridian agrees to supply to Dey all of Dey's requirements for the Products during the Term in the Territory.

        b. ANNUAL MINIMUM. Dey agrees to order for delivery not less than "..." units of Regular Products for each calendar year during the Term; provided, however, that the Annual Minimum shall be "..." units in the event that a branded (i.e., not deemed bioequivalent to a Regular Product under applicable F.D.A. regulations) auto injector that constitutes a Competitive Product is approved by the F.D.A. and/or approved by any appropriate regulatory authority in the Territory and offered for sale by a party other than Dey or an Affiliate of Dey; and provided, further, that the Annual Minimum shall be "..." units in the event a generic (i.e., deemed bioequivalent to a Regular Product under applicable F.D.A. regulations) auto injector that constitutes a Competitive Product is approved by the F.D.A. and/or approved by any appropriate regulatory authority in the Territory and offered for sale by a party other than Dey or an Affiliate of Dey.

        c.      TERMINATION OF EXCLUSIVE RIGHT. "..."

        d.      DISTRIBUTION FOLLOWING TERMINATION OF EXCLUSIVE RIGHT. "..."

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                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

3.      MANUFACTURE AND PRODUCTS SPECIFICATIONS

        a. MANUFACTURE AND PRODUCT PACKAGING. Meridian shall design, formulate, manufacture, fill, test, package, label, store and ship all quantities of the Products in accordance with:

                        (i)     the Specifications for the Products;

                        (ii) the applicable standard operating procedures of Meridian, as they may be updated from time to time by Meridian and, to the extent such updates are required by any applicable regulatory authority in the Territory, notified to Dey;

                        (iii) Meridian's prevailing manufacturing and quality assurance procedures;

                        (iv) the cGMPs and any other applicable United States laws; and

                        (v) any applicable foreign country or international laws of which Meridian has been notified,

                        subject in each case to such deviations, exceptions, variations and omissions as are permitted under the relevant Specifications, standard operating procedures, prevailing manufacturing and quality assurance procedures, cGMPs and applicable laws.

        b. PROCESS VALIDATIONS. Meridian shall perform process validations of the manufacturing processes in accordance with the Specifications and all applicable laws in the Territory and shall make records of such validations. All costs and expenses necessary for such process validations which are required by the cGMPs shall be paid by Meridian. All costs and expenses necessary for such process validations which are not required by the cGMPs, but are requested by Dey or required by any country in the Territory other than the United States in which Dey (or a sub-distributor) is marketing, distributing or selling the Products or proposes to market, distribute or sell the Products, shall be paid by Dey. Meridian shall make such validation records available to Dey for review at Meridian's manufacturing facility in accordance with Section 15a.

        c. ARTWORK. Meridian shall be responsible for all costs related to any and all labeling artwork, printing plates and dies to be used in the production of labeling and packaging materials (including translations) for the Products necessary or appropriate to comply with all applicable laws in the Territory; except that Dey shall be responsible for the incremental, direct costs of any labeling artwork, printing plates and dies to be used in the production of labeling and packaging

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                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                materials for any Products to be manufactured by Meridian which are (i) necessary to comply with the laws of any country in the Territory other than the United States or (ii) required as a result of changes in labeling or packaging requested by Dey (or any of its sub-distributors).

        d. LABELING. Meridian shall label all units of Products. Meridian shall apply to each unit of Product a unique, identifying Lot number, which shall not be used on any other Meridian products, and an expiration date in accordance with the Specifications.

        e. TESTING. Meridian shall, at its sole expense, be responsible for the performance of all testing of the Products, including any clinical trials, required by the cGMPs or any other applicable United States law. In the event that any regulatory authority in any of the countries in the Territory other than the United States requires clinical trials or any testing of the Products other than those required by the cGMPs or other applicable United States law, Dey shall bear the responsibility for the performance of such clinical trials or tests at its sole expense.

        f. STABILITY. Meridian shall be responsible for the compatibility of the formulation of the Active Ingredient with Meridian-specified containers for the Products, including the performance of stability studies to validate expiry dating in accordance with the NDA, the Specifications and, subject to Dey's obligations pursuant to Section 1b, any applicable law in the Territory of which Meridian has been notified.

        g. WASTE PRODUCT. Meridian hereby agrees that it will own all waste product generated by Meridian in connection with the formulation, manufacture, filling, packaging, labeling, testing and storage of the Products and be responsible for the removal, packaging, storage, receipt, transportation, handling and disposal of any such waste product in accordance with all applicable United States laws, foreign country or international laws, including the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et. seq. ("RCRA"). Meridian hereby agrees that it will also be responsible for the removal, packaging, storage, receipt, transportation, handling and disposal of any Non-Conforming Products in accordance with all applicable United States laws, foreign country or international laws, including RCRA.

        h.      CHANGES TO MANUFACTURING METHODS. Meridian shall provide Dey with reasonable advance notice in writing of any proposed
                changes required to be reported to the F.D.A. or other
                applicable government authorities in the Territory to the method or procedures related to the manufacture or testing of the Products or to the facilities associated with such manufacture or testing.
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                            to Confidential Treatment Request, which the Company
                            has filed separately with the Securities and Exchange Commission]

        i. USE OF MARKS. Dey hereby grants to Meridian during the Term a nonexclusive and royalty-free license or sub-license in the Territory to use the Dey Marks solely in connection with the Products for the limited purpose of packaging and labeling the Products to fulfill a Purchase Order. Meridian hereby grants to Dey during the Term and for the applicable time period set forth under Section 13c hereof a nonexclusive and royalty-free license or sub-license in the Territory to use the Meridian Marks solely in connection with the marketing, distribution and sale of the Products. Neither Party shall create a unitary composite Mark involving a Mark of the other Party without the prior written approval of the other Party. Each Party shall display symbols and notices clearly and sufficiently indicating the trademark status and ownership of the Marks in accordance with applicable trademark law and practice. Each Party acknowledges and agrees that (i) the Marks of the other Party are and shall remain the sole property of the other Party; (ii) it shall not now or in the future contest the validity of the other Party's Marks; and
                (iii) its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees that its use of the other Party's Marks shall conform to reasonable and customary quality standards communicated in writing by the other Party and agrees to supply to the other Party, upon request, a reasonable number of samples or forms of any materials publicly disseminated by the Party which utilize the other Party's Marks.


4.      ORDERS AND FORECASTS

        a. PURCHASE ORDERS. Orders shall be initiated by Dey through the submission to Meridian of Purchase Orders substantially in the form of Exhibit F hereto specifying the Products to be supplied, quantities of such Products, delivery dates and shipping instructions. A Purchase Order shall be received by Meridian at least "..." days prior to the earliest delivery date for a shipment specified in such Purchase Order. Except as Meridian may otherwise consent, Dey shall place its orders in full batch quantities of "..." units for EpiPen(R)Sr. and EpiPen(R) Jr. and of "..." units for EpiPen(R)Trainer. For all other Products, the Parties shall agree in good faith in writing to the number of units that will constitute such a full batch quantity. A full batch of units may be split up into not more than three parts to satisfy the requirements of more than one jurisdiction in the Territory without penalty to Dey. All orders placed by Dey shall be subject to the terms and conditions of such Purchase Order except that the paragraph captioned "Conditions" and the terms and conditions referred to therein shall not apply; provided that in the event of any inconsistency between the terms and conditions of any Purchase Order and the provisions of this Agreement, the provisions of this Agreement shall prevail in accordance with Section 22.

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                            to Confidential Treatment Request, which the Company
                            has filed separately with the Securities and Exchange Commission]

        b. QUANTITY FULFILLMENT. Meridian shall deliver between ninety percent (90%) and one hundred and ten percent (110%) of the quantities of the Products requested by Dey in each Purchase Order that is consistent with the terms and conditions of this Agreement. Shipment shall be directed to Dey in Lot quantities to such locations in the United States designated by Dey in the Purchase Order. All deliveries of Products hereunder shall be F.O.B. Meridian's facility at 2550 Hermelin Drive, St. Louis, MO 63144, freight collect, utilizing the carrier designated by Dey, or shipped from any other location, provided that Dey will have no obligation to pay any freight charges in excess of the amount Dey would have paid had the Products been shipped from St. Louis, MO. Delivery shall hereby be deemed to occur, and all risk of loss shall pass to Dey, upon Meridian's delivery of the Products to Dey's designated carrier.

        c.      ROLLING FORECASTS. On a monthly basis not later than the fifth
                (5th) calendar day of each month, Dey shall provide Meridian with non-binding forecasts for its anticipated purchase requirements of the Products for the subsequent twelve (12) month period beginning on the first (1st) day of the following month (the "Rolling Forecast"). Meridian shall use commercially reasonable efforts to supply any quantity of Product ordered by Dey in excess of the quantity set forth in the most recent Rolling Forecast for such period of time as covered by the Purchase Order.

        d. ANNUAL MINIMUM CAPACITY. For each calendar year, Meridian shall provide capacity to produce the Annual Minimum Capacity ratably throughout the year.

        e. CHANGES. If Dey requests any changes to a Purchase Order, such proposed changes shall be of no effect until Meridian confirms in writing that it accepts such changes. Meridian shall approve or disapprove any such changes within ten (10) calendar days of receipt of such changes to a Purchase Order. Upon the approval of changes, the Purchase Order as changed shall be deemed the Purchase Order.

        f. PRODUCTION DIFFICULTIES. With respect to all Purchase Orders for Products not in excess of the Annual Minimum Capacity for the then-current calendar year and consistent with the Rolling Forecast, Meridian shall produce and ship all Products pursuant to Dey's instructions set forth in the applicable Purchase Order no later than fifteen (15) calendar days after the delivery date specified on the Purchase Order. Should Meridian experience production difficulties that may result in significant delay in the aforesaid lead time, Meridian shall promptly advise Dey of the expected delay and shall meet with Dey in good faith to seek a solution that will assure Dey a source of supply of the Products that is in compliance with Meridian's obligations under this Agreement.

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                            has filed separately with the Securities and
                            Exchange Commission]

        g. DELAYS. In the event that on two (2) or more occasions during any twelve month period Meridian is unable to ship all or part of any order of Products to Dey within fifteen (15) calendar days after the delivery date set forth in a Purchase Order, Meridian hereby agrees to grant Dey a discount on the total purchase price of such second and any subsequent delayed orders equal to: (i) one percent (1%) for any delivery which occurs more than fifteen (15), but less than thirty (30) calendar days, after the requested delivery date or (ii) three percent (3%) for any delivery that occurs thirty (30) calendar days or more after the requested delivery date. The foregoing discount shall not apply to orders for Products in excess of the Annual Minimum Capacity or the Rolling Forecast, or if Meridian should encounter production delays which are due to circumstances set forth in Section 17 hereof; provided that Meridian notifies Dey of such delay promptly after the date Meridian becomes aware of the occurrence giving rise to such delay, but in no event later than three (3) business days prior to the delivery date set forth in the Purchase Order.

        h. CANCELLATION OF ORDER. Should Meridian be unable to deliver an order, or any portion of an order, of Products not in excess of the Annual Minimum and consistent with the Rolling Forecast within thirty-five (35) calendar days after the delivery date set forth in a Purchase Order, Dey may cancel the Purchase Order or the delayed portion of the Purchase Order, respectively; provided, however, that Dey may not do so if the delay is due to circumstances set forth in Section 17 hereof and Meridian has notified Dey of such delay promptly after the date Meridian becomes aware of the occurrence giving rise to such delay, but in no event later than three (3) business days prior to the delivery date set forth in the Purchase Order.

        i. RESTRICTIONS ON SHIPMENT. In no event shall Meridian ship to Dey any Products with expiration dating three (3) months less than the maximum approved dating for the Products at the time of shipment, unless Dey has agreed otherwise in writing. Meridian shall use commercially reasonable efforts to supply Products with maximum expiration dating to Dey, unless (i) Dey has agreed otherwise in writing or (ii) there was a dispute as to whether the Products were Non-Conforming Products that was decided in favor of Meridian in accordance with Section 6c.


5.      PRICE AND PAYMENT TERMS

        a. PURCHASE PRICE. The purchase price for each Product shall be based on the unit price specified for the Product. The unit prices for each Product shipped through the last day of the first calendar year, shall be as set forth in Exhibit D. Pricing is for finished Products, packaged in accordance with the packaging specifications

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                            to Confidential Treatment Request, which the Company
                            has filed separately with the Securities and Exchange Commission]
                set forth in Exhibit B. Promptly upon execution of this Agreement, Dey shall pay to Meridian "..." in immediately available funds in settlement of all outstanding pricing disputes that have arisen through December 31, 2000.

        b. ANNUAL PRICE REVISIONS. Effective January 1, 2002, and at the beginning of each subsequent calendar year, the unit prices may be subject to revision, any such revision to be equal to the change in the Urban Consumer Price Index (published by the Bureau of Labor Statistics, United States Department of Labor) during the previous calendar year; provided, however, that if such increase exceeds five percent (5%) for any calendar year the increase in unit prices shall be five percent (5%) plus fifty percent (50%) of the increase that is in excess of five percent (5%). The Parties shall agree in writing within thirty
                (30) calendar days after the commencement of each new calendar year to any annual price revision for the calendar year in the form of a revised schedule detailing the unit prices for each Product, such revised schedule to be attached hereto to Exhibit
                D. With respect to Products scheduled to be delivered on or after the first day of a calendar year and before the Parties reach agreement upon the revised unit prices, a make-up payment accounting for the difference between the amounts invoiced and the amounts set forth in the revised Exhibit D shall be paid by the owing Party within thirty (30) calendar days after the date the Parties shall have agreed to the revised Exhibit D. If the Bureau of Labor Statistics publishes a revision to the previously published Urban Consumer Price Index for a previous calendar year, the Parties shall promptly agree in writing upon a revision to the unit prices reflecting the difference between the original and revised Urban Consumer Price Index and a make up payment, as applicable, to account for the resulting increase or decrease to the unit prices for all Products which have been delivered by Meridian to Dey. Any amount unpaid following the later of the date payment for Product otherwise would be due and the date 30 days after publication of a new or revised Urban Consumer Price Index shall bear interest at the prime rate published in The Wall Street Journal from such date to the date paid.

        c.      CHANGE IN MARKET CONDITIONS. "..."

        d. CALCULATIONS. All calculations required pursuant to Section 5b shall be performed by Dey and shall be to the nearest penny. Meridian shall review such calculations. In the absence of manifest error, such calculations shall be conclusive and binding for all purposes of the Agreement.

        e. INVOICES. Upon delivery of any Products to Dey, Meridian shall invoice Dey for the purchase price of such Products, using the unit price applicable as of the date of delivery of the Products (or the date delivery was due in the case of delivery after the date set forth in the applicable Purchase Order) and in accordance with Sections 5a, 5b, 5c and 5d hereof.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

        f. PAYMENT TERMS. Dey shall pay each invoice within thirty (30) days of the date of delivery by Meridian pursuant to Section 4b. Unless otherwise provided for under the Agreement, Meridian shall make all payments due under the Agreement within thirty
                (30) days of the date such payment is requested by Dey. Any payments provided for in the Agreement which are not made when due shall bear interest at a rate of one percent (1%) per month until paid in full. Dey shall have the right to set off any amounts owed by Meridian to Dey against any payments that Dey is obligated to make to Meridian under this Agreement.

        g. CURRENCY OF PAYMENT. All payments made under this Agreement shall be made in United States dollars.


6.      MANUFACTURING STANDARDS, QUALITY ASSURANCE AND RECALLS

        a. TESTING AND INSPECTION OF PRODUCTS. Prior to shipment of Products to Dey, Meridian shall test the Products to be shipped to Dey in accordance with the testing procedures described in the Specifications. Meridian shall provide Dey with a Batch Record for each Batch or Lot of Products and a Certificate of Analysis (each a "COA") certifying that each Batch or Lot was manufactured and tested in accordance with the Specifications. The COAs shall specify the number of units shipped from a given Lot. Within one business day of shipment, Meridian shall fax copies of the COAs and, within five business days of shipment, Meridian shall send the originals of the COAs and copies of the Batch Records by overnight courier to the Director of QA of Dey.

        b. FORM OF CERTIFICATES AND BATCH RECORDS. All COAs and Batch Records submitted by Meridian to Dey in accordance with this
                Section 6 shall be in a format and of a content as mutually agreed upon by the QA or QC Departments of Meridian and Dey. Each COA and Batch Record document shall be signed and dated by a duly authorized official of Meridian's QA or QC Department.

        c.      NON-CONFORMING PRODUCTS. Dey shall have a period of forty-five
                (45) days from the date of receipt of the Products to inspect any shipment of the Products for non-conformance because (i) the Products apparently are Non-Conforming Products or (ii) any act or omission of Meridian known to Dey has caused the Products to be Non-Conforming Products. In the event of any such non-conformance, Dey shall send a written notice of non-conformance to Meridian within such forty-five (45) day period, which notice shall specify the manner in which such Products are Non-Conforming Products. Meridian shall have a period of twenty (20) days of the date of receipt of such written notice to inspect such Products. If Meridian disagrees that the Products are Non-Conforming Products, Meridian shall send a written notice to Dey within such twenty (20) day period, which notice shall specify the nature of Meridian's disagreement with Dey's notice of non-

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                conformance, and the Parties shall meet within ten (10) days of such notice to discuss and attempt in good faith to resolve the matter. If the Parties are unable to resolve the matter within fifteen (15) days after their initial meeting, the Parties shall submit the question of non-conformance to an independent laboratory and/or consultant mutually agreeable to Meridian and Dey for resolution and the resolution by such independent laboratory or consultant shall be binding on both Parties. If the independent laboratory or consultant determines that the Products are Non-Conforming Products, or if Meridian agrees that the Products are Non-Conforming Products, Meridian shall notify Dey whether the Non-Conforming Products should be destroyed or returned to Meridian, shall reimburse Dey for any costs associated with the destruction or return of Non-Conforming Products in accordance with Section 6e and shall promptly replace the Non-Conforming Products with conforming Products at no cost to Dey unless the Parties agree that Meridian instead will reimburse Dey for any amounts paid by Dey for such Non-Conforming Products pursuant to Section 5f; provided that should the Parties agree that Meridian will provide reimbursement for rather than replace the Non-Conforming Products, the number of Non-Conforming Products so delivered by Meridian to Dey shall count towards Dey's Annual Minimum requirements set forth under Section 2b hereof. Dey shall not be liable to pay any unpaid invoices relating to such Non-Conforming Products until such Non-Conforming Products have been replaced. If the independent laboratory or consultant determines that the Products were not Non-Conforming Products, Dey shall accept the Products; provided that the three month period specified with respect to such Products in Section 4i shall be shortened by a period of time equal to the period from the date of shipment to the date of such determination. Notwithstanding the foregoing, if it is determined at a later date that the Products do not conform to the requirements set forth in Section 3a hereof, such Products shall be deemed Non-Conforming Products.

        d. TITLE TO NON-CONFORMING PRODUCTS. With regard to Dey's return of any Non-Conforming Products, the title shall revert to Meridian or its designee upon their destruction or delivery by Dey to a Meridian-approved carrier for return shipment.

        e. COSTS RELATED TO NON-CONFORMING AND CONFORMING PRODUCTS. Within thirty (30) days after an independent laboratory or consultant determines that Products are Non-Conforming Products pursuant to
                Section 6c or if Meridian agrees that a shipment of Products are Non-Conforming Products after contending that such Products were not Non-Conforming Products, Meridian shall issue a credit memo to or reimburse to Dey, at Dey's sole discretion, an amount equal to the sum of (i) freight charges payable by Dey for the shipment of the Non-Conforming Products; (ii) any amounts payable by Dey for testing by an independent laboratory and/or consulting services as to such Non-Conforming Products; (iii) any amounts incurred by Dey for the destruction of the Non-Conforming

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                Products; and (iv) any applicable transit insurance premium, taxes, duties or other similar costs directly related to the Non-Conforming Products; provided, however, that Meridian shall not be responsible for any overhead costs that would have been incurred by Dey had Dey not contended that the Products were Non-Conforming Products. In lieu of making any payment to Dey for Non-Conforming Products pursuant to this Section 6e, Meridian instead may provide Dey with Products having value based on the originally invoiced unit prices equal to the amount of such payment at no additional cost to Dey. The number of Non-Conforming Products so delivered by Meridian to Dey shall count towards Dey's Annual Minimum requirements set forth under
                Section 2b hereof. Within thirty (30) days after an independent laboratory or consultant determines that Products are not Non-Conforming Products pursuant to Section 6c or if Dey agrees that a shipment of Products are not Non-Conforming Products after contending that such Products are Non-Conforming Products, Dey shall reimburse Meridian for the amounts paid by Meridian for testing by an independent laboratory and/or consulting services pursuant to Section 6c.

        f. RECALL BY MERIDIAN. In the event Meridian shall initiate a recall, Product withdrawal or field correction of any Product, whether or not such recall has been requested or ordered by the F.D.A. or any other applicable regulatory authority in the Territory, Meridian shall notify Dey's Director of QA.

        g. RECALL BY DEY. In the event Dey believes that a recall, Product withdrawal or field correction of any Products may be necessary and/or appropriate, Dey shall immediately notify Meridian and the Parties shall cooperate with each other in determining in good faith the necessity and nature of any action to be taken.

        h. RECALL PROCEDURES. Meridian shall make all contacts with the F.D.A. or any other applicable regulatory authority in the United States and shall be responsible for all necessary activities, other than activities relating to contacting Dey's customers or other purchasers or users of the Products, in connection with a recall, Product withdrawal or field correction in the United States. Dey will fully cooperate in providing to Meridian all information reasonably requested by Meridian that is materially relevant to any submission Meridian may make to the F.D.A. or any other applicable regulatory authority in the United States in connection with such recall, Product withdrawal or field correction. With respect to any recall, Product withdrawal or field correction outside the United States, the Parties shall mutually agree upon their respective responsibilities and the responsibilities of Dey's sub-distributors and other Third Parties; provided, however, that Dey shall be responsible for coordinating all of the necessary activities relating to contacting Dey's customers or other purchasers or users of the Products in connection with any recall, Product withdrawal or field correction in any jurisdiction in the Territory. Meridian shall fully cooperate with Dey and

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                shall provide to Dey all information reasonably requested by Dey that is materially relevant to the conduct of such activities. Meridian shall reimburse Dey for all direct costs reasonably incurred by Dey in the performance of its obligations under this
                Section 6h hereof, and Dey shall provide to Meridian a statement of such costs; provided, however, that (i) Meridian shall not be responsible for any overhead costs that would have been incurred by Dey in the absence of a recall, (ii) such reimbursement shall not preclude Meridian from disputing any such costs and (iii) such costs may be charged to Meridian by debit memo or otherwise, but Meridian may satisfy its reimbursement obligations to Dey by providing Product ordered by Dey at the price as set forth in Exhibit D as then in effect.

        i. COSTS OF RECALLS. Meridian shall reimburse Dey for all direct costs, including Third Party costs, reasonably incurred by Dey in connection with any recall, Product withdrawal or field correction that is initiated as a result of the formulation, manufacture, filling, packaging, testing, labeling, or storage of the Products by Meridian prior to the delivery by Meridian of the Products to Dey's carrier. Dey shall reimburse Meridian for all direct costs, including Third Party costs, reasonably incurred by Meridian in connection with any recall, Product withdrawal or field correction that is initiated as a result of the actions or omissions of Dey or its subdistributors, sublicensees or common carriers.

        j.      COSTS ASSOCIATED WITH CERTAIN RECALLS. "..."

        k. CERTAIN LEGACY PRODUCTS. Solely with respect to Sections 6 and 9, the Products shall be deemed to include the Epi E-Z Pen and Epi E-Z Pen Jr. products previously manufactured by Meridian and marketed, distributed and sold by Dey or its sub-distributors or their respective predecessors.


7.      ADVERSE REPORTS

        Each Party shall promptly notify the other, in writing, of any adverse reports, reactions, claims, actions, suits, investigations, arbitrations, other legal proceedings or Third Party complaints which
        (i) concern the marketability, safety or effectiveness of the Products;
        (ii) might result in potential liability for either Party; or (iii) might necessitate action on behalf of either Party or the provision of any information relating to the failure of the Products to meet the Specifications or other requirements of Section 3a, including Meridian's standard operating procedures. The Parties shall cooperate with each other to determine in good faith the proper actions to take with respect to any such notice.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

8.      REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS

        a. MERIDIAN'S REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS. Meridian makes the following representations, warranties and covenants:

                (i) it is authorized to enter into this Agreement and this Agreement constitutes the legal, valid and binding obligation of Meridian enforceable in accordance with its terms;

                (ii) it is aware of no legal or other restriction, limitation or condition which might materially and adversely affect its ability to perform hereunder;

                (iii) it is in good standing under the laws of the state in which it is incorporated, with full corporate power and authority to carry on its business as now conducted, and is duly authorized to do business in any state of the United States or foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification and where the failure to so qualify would have a material adverse effect on its assets, properties, financial condition, results of operations or business;

                (iv) the Products supplied to Dey hereunder will be manufactured, packaged, stored and tested in accordance with the requirements of Section 3a;

                (v) the Products manufactured and shipped to Dey hereunder will not be adulterated or misbranded within the meaning of the Act and will not be articles which may not be introduced into interstate commerce under the provisions of the Act;

                (vi) the information it provides to any regulatory authority pursuant to its obligations under this Agreement will be true and correct in all material respects and will comply in all material respects with applicable laws and regulations in the United States and applicable laws and regulations elsewhere in the Territory of which it is notified;

                (vii) good title to all Products sold and delivered to Dey under this Agreement shall pass to Dey, free from any security interest or other lien or encumbrance created by Meridian;

                (viii) the execution, delivery and performance of this Agreement by Meridian will not, with or without notice, the passage of time or both, result in any violation of, be in conflict with or constitute a default under any material contract, obligation or commitment to which Meridian is a party or by which it is bound; and

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                (ix) as of the Effective Date of this Agreement, to the knowledge of Meridian, there are no adverse actions, suits or claims pending or threatened against Meridian or any of its Affiliates in any court or before any governmental body or agency in the Territory with respect to the Products other than those set forth in Exhibit E.

        b. DEY'S REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS. Dey makes the following representations, warranties and covenants:

                (i) it is authorized to enter into this Agreement and this Agreement constitutes the legal, valid and binding obligation of Dey enforceable in accordance with its terms;

                (ii) it is aware of no legal or other restriction, limitation or condition which might materially and adversely affect its ability to perform hereunder;

                (iii) it has full partnership power and authority to carry on its business as now conducted and is duly authorized to do business in any state of the United States or foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification and where the failure to so qualify would have a material adverse effect on its assets, properties, financial condition, results of operations or business;

                (iv) it shall, in performing its obligations hereunder, comply in all material respects with the requirements of the NDA and with all applicable United States and foreign laws;

                (v) the Products supplied to Dey hereunder will be stored in accordance with Dey's standard operating and quality assurance procedures and industry standards;

                (vi) the execution, delivery and performance of this Agreement by Dey will not, with or without notice, the passage of time or both, result in any violation of, be in conflict with or constitute a default under any material contract, obligation or commitment to which Dey is a party or by which it is bound;

                (vii) it shall not market or otherwise promote, and it shall instruct its sub-distributors not to market or otherwise promote, the Product for any use not specified on the Product's label or otherwise permitted under applicable law;

                (viii) it shall provide Meridian with a copy of any promotional materials it distributes with, or in connection with, the Products to the extent

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                        reasonably necessary to allow Meridian to comply with filing and other requirements under the NDA and applicable law; and

                (ix) as of the Effective Date of this Agreement, to the knowledge of Dey, there are no adverse actions, suits or claims pending or threatened against Dey or any of its Affiliates in any court or before any governmental body or agency in the Territory with respect to the Products other than those set forth in Exhibit E.

        c.      WARRANTY DISCLAIMER

                THE FOREGOING WARRANTIES ARE IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES REGARDING THE PRODUCTS, INCLUDING THE WARRANTIES OF MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALING BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE). NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE HEREBY DISCLAIMED.


9.      INDEMNIFICATION, INSURANCE AND LIMITATION OF LIABILITY

        a. INDEMNIFICATION BY MERIDIAN. Meridian shall indemnify, defend and hold harmless Dey and its Affiliates and their respective partners, officers, directors, and employees from and against any and all Losses resulting from any claim, action, suit, investigation, arbitration or other proceeding made by a Third Party or brought against Dey or such Third Party to the extent such Losses (i) are caused by Meridian's negligence or willful misconduct; (ii) are caused by Meridian's breach of its representations and warranties set forth hereunder; (iii) are caused by Meridian's material breach of any of the covenants or other provisions of this Agreement; (iv) relate to a claim that Dey's marketing, distribution or sale of Products pursuant to this Agreement infringes a Third Party's proprietary rights; (v) are caused by or arise out of the design, formulation, manufacture, filling, packaging, testing, labeling or use of the Products; (vi) are otherwise caused by or arise out of the shipment or storage of the Products prior to their delivery to Dey or its designated carrier; or (vii) relate to a claim existing as of the Effective Date of the Agreement as set forth in Exhibit E to the extent such claim arises from a Product recalled prior to the Effective Date; provided, however, that the foregoing indemnity obligation shall not apply to the extent such Losses are covered by Dey's indemnity obligation under
                Section 9b hereof.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

        b. INDEMNIFICATION BY DEY. Dey will indemnify, defend and hold harmless Meridian and its Affiliates and their respective officers, directors and employees from and against any and all Losses resulting from any claim, action, suit, investigation, arbitration or other proceeding made by a Third Party or brought against Meridian or such Third Party to the extent such Losses
                (i) are caused by Dey's negligence or willful misconduct, except to the extent such Losses are caused by the breach of Meridian's representations and warranties under Section 8 hereof; (ii) are caused by Dey's breach of any of its representations and warranties set forth herein; (iii) are caused by Dey's material breach of any of the covenants or other provisions of this Agreement; (iv) are caused by or arise out of the marketing, distribution or sale of the Products by Dey; (v) relate to a claim that Meridian's use of the Dey Marks pursuant to this Agreement infringes a Third Party's proprietary rights; or (vi) are otherwise caused by or arise out of the shipment or storage of the Products after their delivery to Dey or its designated carrier; provided, however, that the foregoing indemnity obligation shall not apply to the extent such Losses are covered by Meridian's indemnity obligation under Section 9a hereof.

        c. INDEMNIFICATION PROCEDURES. The obligations and liabilities of the indemnifying Party (the "Indemnifying Party") shall be subject to the following terms and conditions:

                (i) If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any Third Party (each an "Action"), the Indemnified Party shall give the Indemnifying Party prompt written notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted; (ii) be accompanied by copies of all relevant pleadings, demands and other papers related to the Action and in the possession of the Indemnified Party; and (iii) indicate the amount (estimated, if necessary) of Losses that have been or may be suffered by the Indemnified Party. The Indemnifying Party shall have a period of ten (10) business days after delivery of such notice to respond.

                (ii) If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) business day period, the Indemnifying Party shall be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the applicable insurance carriers. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. Notwithstanding any participation

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                        by the Indemnified Party such defense shall be controlled by counsel to the Indemnifying Party.

                (iii) If the Indemnifying Party responds within the required ten (10) business day period and elects not to defend such Action, or if the Indemnifying Party fails to respond or to timely defend, contest or otherwise protect against any Third Party claim, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party shall (i) cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action; (ii) have the right to participate fully, at its own expense, in the defense of such Action; and (iii) pay all the reasonable legal fees of the Indemnified Party. Notwithstanding any participation by the Indemnifying Party such defense shall be controlled by counsel to the Indemnified Party.

                (iv) Notwithstanding any other provision of this Agreement, the Indemnifying Party shall be required to provide or pay for, as the case may be, no more than a single law firm per Action and such local counsel as is reasonably necessary to defend the Action.

                (v) The Indemnifying Party shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the Indemnifying Party and its insurance carriers. The Indemnifying Party shall not, without the Indemnified Party's written consent, settle or compromise any such Third Party claim or consent to entry of any judgment which would impose an injunction or other equitable relief upon the Indemnified Party or which does not include as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of any such claim.

                (vi) In calculating Losses there shall be deducted (i) any insurance recovery in respect thereof (and no right of subrogation shall accrue hereunder to any insurer) and
                        (ii) any recoveries from Third Parties pursuant to indemnification or otherwise with respect thereto; provided, however, that nothing herein shall require an Indemnified Party to bring an action against any Third Party as a condition to seeking indemnification hereunder. Any Party receiving indemnity shall assign to the Indemnifying Party all of its claims for recovery against Third Parties as to such Losses, whether by insurance coverage, contribution claims, subrogation or otherwise.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                (vii) The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. The Indemnified Party shall have the burden of proof in establishing the amount of Losses suffered by it.

                (viii) In any case where an Indemnified Party recovers from Third Parties any amount in respect of a matter with respect to which an Indemnifying Party has indemnified it pursuant to this Section 9, such Indemnified Party shall promptly pay over to the Indemnifying Party the amount so recovered (after deducting therefrom the full amount of the expenses incurred by it in procuring such recovery), but not in excess of the sum of (i) any amount previously so paid by the Indemnifying Party to or on behalf of the Indemnified Party in respect of such matter and (ii) any amount expended by the Indemnifying Party in pursuing or defending any claim arising out of such matter.

                (ix) An Indemnified Party shall, to the extent practicable and reasonably within its control and at the request and expense of the Indemnifying Party, make commercially reasonable efforts to mitigate any damages of which it has adequate notice with respect to a matter that may be subject to indemnification hereunder. The Indemnifying Party shall have the right, but not the obligation, and shall be afforded the opportunity by the Indemnified Party to the extent reasonably possible, to make commercially reasonable efforts to minimize damages before such damages actually are incurred by the Indemnified Party.

                (x) With respect to any matter as to which indemnification is provided pursuant to this Section 9 (other than any claim for equitable or injunctive relief), such indemnification shall be the sole remedy available to the Indemnified Party.

        d. INSURANCE. Meridian shall maintain product liability and umbrella insurance coverage in an aggregate amount not less than $25,000,000 naming Dey as an additional insured and shall promptly provide to Dey from time to time with a certificate of insurance upon request. Meridian shall give Dey prompt notice of any notice of cancellation that it receives from the relevant insurance carriers. In the event of material changes in the cost or availability of insurance coverage relating to the Products, the Parties agree to meet and in good faith discuss what actions, if any, should be taken to deal with the new conditions.

        e. LIMITATION OF LIABILITY. THE PARTIES HERETO WAIVE AS AGAINST EACH OTHER ANY CLAIMS TO LOST PROFITS, EXEMPLARY,

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                PUNITIVE, INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT (I) TO THE EXTENT SUCH DAMAGES ARE RECOVERED BY A THIRD PARTY THROUGH A CLAIM SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9, (II) SUCH DAMAGES ARE CLAIMED BY DEY AS A RESULT OF MERIDIAN'S PROTRACTED REFUSAL TO SUPPLY THE PRODUCTS OR PRODUCTS THAT CONFORM TO THE REQUIREMENTS SET FORTH IN SECTION 3a(i) IN CIRCUMSTANCES NOT EXCUSED BY SECTION 17 OR (III) SUCH DAMAGES ARE CLAIMED BY MERIDAN AS A RESULT OF DEY'S PROTRACTED REFUSAL TO MARKET, PROMOTE OR DISTRIBUTE THE PRODUCT IN CIRCUMSTANCES NOT EXCUSED BY SECTION 17.


10.     CONFIDENTIAL INFORMATION

        a. DISCLOSURE AND USE CONDITIONS. Each Party acknowledges that Confidential Information may be disclosed to one Party by the other Party during the Term. Subject to Sections 10b and 10d, a recipient of Confidential Information shall during the Term and for a period of three (3) years after the termination or expiration of the Agreement:

                (i) receive, maintain and hold Confidential Information in strict confidence and shall use the same level of care in safeguarding it that it uses with its own confidential material of a similar nature;

                (ii) take such steps as may be necessary to prevent the disclosure of Confidential Information to others; and

                (iii) not use Confidential Information, other than strictly for meeting its obligations or pursuing its rights hereunder, without first having obtained the disclosing Party's written consent to such utilization.

        b. DISCLOSURE AND USE CONDITIONS NOT APPLICABLE. The commitments set forth in Section 10a above shall not extend to any portion of Confidential Information which:

                (i) the recipient Party can demonstrate was at the time of disclosure already in the public domain other than as a result of actions or failure to act of the recipient Party, its officers, directors or employees, in violation hereof;

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                (ii) was rightfully known by the recipient Party (as shown by its written records) prior to the date of disclosure to the recipient Party in connection with this Agreement;

                (iii) is independently developed by the recipient Party without the aid, application or use of any information which it is obligated to maintain as confidential under this Section 10; or

                (iv) was received by the recipient Party on an unrestricted basis from a source which is not under a duty of confidentiality to the disclosing Party.

        c. OWNERSHIP OF INTELLECTUAL PROPERTY. Neither this Agreement nor any disclosure made hereunder by either Party shall be deemed, by implication or otherwise, to vest in the recipient any license or ownership right to or under any patents, copyrights, know-how, trade secrets or other intellectual property (except as set forth under Sections 1a and 3i or as otherwise provided for by this Agreement) owned by the disclosing Party.

        d. COMPELLED DISCLOSURE. Notwithstanding Section 10a, a Party may disclose Confidential Information to the extent required by applicable law or by a court or other governmental authority, provided that it will give the other Party prompt notice of such requirement so that the other Party may seek a protective order or the appropriate remedy concerning such disclosure and will
                (i) take all reasonably necessary steps requested by the other Party to defend against the enforcement of such court order by government parties and (ii) permit the other Party to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

        e. RETURN OF CONFIDENTIAL INFORMATION. At any time upon termination or expiration of this Agreement, or upon request by the disclosing Party, the recipient Party shall return to the disclosing Party (i) all Confidential Information, including any copies (with the exception of a single copy of all Confidential Information thereof which may be kept by the recipient Party to establish the extent of disclosure of Confidential Information by the disclosing Party) and (ii) all documents, drawings, sketches, models, designs, data, memoranda, tapes, records and any other material whatsoever developed by the recipient Party which relates to such Confidential Information, including all copies and/or any other form of reproduction and/or description thereof made by the recipient Party (with the exception of a single copy of all Confidential Information thereof which may be kept by the recipient Party to establish the extent of disclosure of Confidential Information by the disclosing Party); provided that the disclosing Party may direct the recipient Party, and the recipient Party shall promptly destroy, any such

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                Confidential Information which would otherwise be returned pursuant to this Section 10e.


11.     PATENT PROSECUTION, ENFORCEMENT AND INFRINGEMENT

        a. PATENT PROSECUTION. Meridian hereby agrees, at its sole expense, to take all actions reasonably necessary to diligently prosecute and maintain any patents or patent applications relating to the Products, including any modifications or improvements thereof, in the Territory. The Parties shall mutually determine whether and where additional patent applications embodying a Product, if any, will be filed and prosecuted and where each patent embodying a Product will be maintained.

        b. ENFORCEMENT. If either Party receives notice or otherwise becomes aware that any Third Party is infringing or threatens to infringe upon the patent, trademark or other intellectual property rights of Meridian or Dey relating to the Products, then such Party shall notify the other Party of such matter within ten (10) days after obtaining notice thereof, unless suit has been brought against such Party, in which case notice shall be given within five (5) days after such Party's receipt of service thereof. The Parties hereby agree to meet promptly after receipt of the foregoing notification and jointly determine in good faith the appropriate course of action, including (i) the evaluation of the merits of such claim; (ii) the prosecution or settlement of any such claim; and (iii) the Parties' respective responsibilities for the costs related to any such action.

        c. INFRINGEMENT. If either Party receives notice or otherwise becomes aware that any Third Party claims that any of the Products infringes upon such Third Party's patent, trademark or other intellectual property rights, then such Party must notify the other Party of such matter within ten (10) days after obtaining notice thereof, unless suit has been brought against such Party, in which case notice shall be given within five (5) days after each Party's receipt of service thereof. The Parties hereby agree to meet promptly after receipt of the foregoing notification and jointly determine in good faith the appropriate course of action, including (i) the evaluation of the merits of such claim; (ii) the defense or settlement of any suit so brought; (iii) a determination of whether to obtain a license for such Third Party's intellectual property right; (iv) the Parties' respective responsibilities for the costs related to any such action; and (v) a determination of whether to modify the Products to avoid such claim. If both Parties are defendants in any such action, and either Party concludes that there may be legal defenses available to it which are different from, additional to or inconsistent with those available to the other, that Party shall have the right to select separate counsel to participate in the defense of such action on its behalf and such Party shall bear the cost and expense of such separate defense.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

12.     TERM

        This Agreement shall be effective as of the Effective Date and, unless and until earlier terminated in accordance with Section 13 hereof, shall continue in full force and effect until December 31, 2010 (the "Term"). Three (3) years prior to the end of the Term the Parties shall meet and negotiate exclusively with each other for a period of up to six (6) months with respect to renewing the Agreement and the length of such renewal term. If the Parties agree in writing to renew the Agreement, then the renewal term shall be as set forth in such written agreement.


13.     TERMINATION

        a. TERMINATION FOR BREACH. In the event either Party breaches any material provision of this Agreement and fails to cure such breach either as specified in this Agreement or, if no cure is specified, within sixty (60) days after receiving written notice of the breach from the nonbreaching Party, the nonbreaching Party may terminate this Agreement immediately upon written notice to the breaching Party. The right to terminate under this
                Section 13a shall be in addition to, and not in lieu of, all other rights and remedies the nonbreaching Party may have at law or in equity.

        b. TERMINATION WITHOUT CAUSE. This Agreement may be terminated without cause by mutual written agreement of the Parties.

        c. EFFECT OF TERMINATION. Any termination or expiration of this Agreement shall not release the Parties from liabilities and obligations accrued as of the termination date hereof. In the event of termination or expiration of this Agreement, Meridian shall continue to honor each order for Products as specified in any Purchase Order dated prior to the termination date and Dey shall have the right to continue to sell and distribute the Products until such time as Dey's inventory of the Products is fully depleted. In the event of termination or expiration of this Agreement, Meridian may supply the Products to any Third Party after (i) a period of six (6) months following the termination or expiration date, (ii) Dey has depleted its entire remaining inventory of the Products, or (iii) Meridian agrees in writing to purchase Dey's remaining inventory of the Products at Dey's cost, whichever occurs earlier.

                In addition, if this Agreement is terminated for any reason other than by (i) a material breach by Meridian, (ii) mutual agreement of the Parties in accordance with Section 13b hereof or (iii) the expiration of this Agreement, Dey shall pay Meridian for all direct costs which can be documented by Meridian relating to the packaging, labeling and other materials already ordered by Meridian to fulfill no more than three (3) months of Dey's requested requirements as estimated in the

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
                most recently dated Rolling Forecast prior to the termination date; provided that any such direct costs payable by Dey shall be related to the manufacture of only the Products and shall hereby be deemed to exclude any costs related to the provision of labor or overhead; and provided further that no such direct costs shall be payable by Dey if the subject of such costs may be utilized by Meridian in any way whatsoever to perform its obligations to a Third Party. In addition, in such case Dey shall pay Meridian for all filled and packaged units in process at Meridian to fulfill Dey's orders set forth in any open Purchase Orders dated prior to the termination date.

14.     RELATIONSHIP MANAGEMENT

        a. CONTACT PERSONS. Each Party shall from time to time appoint one individual to be the designated contact person with respect to any matter related to this Agreement (a "Contact Person"). A Party may change its designated Contact Person by notifying the other Party of the new Contact Person.

        b. ESCALATION OF DISPUTES FOR RESOLUTION. In the event of a dispute regarding any right or obligation under this Agreement or of a failure to reach agreement within a reasonable time with respect to any matter that this Agreement requires the Parties to mutually agree upon, the Parties shall attempt to resolve the dispute pursuant to this Section 14b prior to pursuing any remedies available to them in law or equity. Either Party may escalate a dispute for resolution in accordance with this
                Section 14b by notifying the other Party of the decision to escalate the dispute. Upon receipt of the notice, the Parties shall arrange a meeting as soon as practicable between the Parties' respective Contact Persons at a mutually convenient place (or an alternate employee of equivalent or greater rank in the event the Contact Person is unavailable during the period of such dispute). Over a period not to exceed ten (10) business days, the Contact Persons shall meet two (2) times (or more upon agreement of the Parties) and engage in good faith negotiations to resolve such dispute. If the Contact Persons are unable to resolve such dispute at such meetings, then each Party shall promptly escalate the dispute to an appropriate executive management level within its organization and shall continue to engage in good faith negotiations to resolve such dispute. If a dispute relates to financial matters, the appropriate executive management level shall be the chief financial officer ("CFO") of each Party. If the dispute is not resolved within ten (10) business days after it was escalated to the executive management level or CFO, then each Party shall escalate the dispute to each Party's chief executive officer ("CEO") and shall continue to engage in good faith negotiations to resolve such dispute. If the CEOs are not able to resolve such dispute within ten (10) business days after the date when the dispute was escalated to them, then either Party may pursue any remedies available to it at law or equity consistent with Section 20 hereof.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

15.     INSPECTION

        a. INSPECTION BY DEY. During the Term of this Agreement, Dey, its subdistributors and sublicensees and applicable regulatory authorities shall have the right, during normal business hours, for reasonable periods of time and on reasonable prior written notice, to have its employees or its authorized consultants inspect Meridian's facilities used for the design, formulation, manufacture, packaging, filling, labeling, testing, storing and shipping of the Products for the purpose of determining whether Meridian is complying with all applicable law in the Territory and the provisions of this Agreement. Such inspection shall be at Dey's sole expense.

        b. INSPECTION BY MERIDIAN. Dey shall permit employees or authorized consultants of Meridian to inspect Dey's facilities used for the distribution of Products during Dey's normal business hours, for reasonable periods of time and on reasonable prior written notice, for the purpose of determining whether Dey is complying with all applicable law in the Territory relating to the distribution of the Products and the provisions of this Agreement. Such inspection shall be at Meridian's sole expense.

16.     ASSIGNMENT

        This Agreement shall not be assigned by either Party without the prior written consent, such consent not to be unreasonably withheld, of the other Party, except that a Party may assign its rights and obligations under this Agreement to any Affiliate or any corporation, firm or other business entity with or into which it may merge or consolidate or to which it may sell or transfer all or substantially all of its assets; provided that such entity merging or consolidating with or into such assigning Party or purchasing all or substantially all of such assigning Party's assets may not be a competitor of the other Party.


17.     FORCE MAJEURE

        Neither Party shall be responsible for any delay or failure to perform its obligations under this Agreement, in whole or in part, if occasioned by strikes, work stoppages, or boycotts; riots, insurrections or revolutions; embargoes; war; fires, earthquakes, floods, explosions, droughts, snow emergency or any other natural catastrophes; or by any other causes beyond the control of that Party. In the event of force majeure, the Party affected thereby shall give the other Party prompt written notice of the existence of force majeure, the causes thereof and an estimate of the reasonably anticipated delay that may be caused thereby and prompt notice of the termination of the force majeure event. The Parties

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
        hereby agree that a Product recall or withdrawal is not an event of force majeure hereunder.


18.     ENTIRE AGREEMENT

        This Agreement constitutes the entire agreement between the Parties with respect to the manufacture, supply, marketing, distribution and sale of the Products and there are no understandings of any kind except as expressly set forth herein. No modification of the Agreement shall be of any force or effect unless in writing and signed by both Parties hereto. This Agreement supersedes all prior agreements between or among the Parties.


19.     NOTICES

        All notices required or permitted by the terms of this Agreement by either Party shall be given by prepaid, registered or certified mail, confirmed overnight carrier or confirmed facsimile to the address of the Party as set forth below or to such other address as may, from time to time, be designated in writing by such other Party.

                If to DEY:                Dey, L.P.
                                          2751 Napa Valley Corporate Drive
                                          Napa, CA 94558
                                          Fax: 1-707-224-8916

                                          Attention: Mr. Charles A. Rice
                                                     President and CEO

                If to MERIDIAN:           Meridian Medical Technologies, Inc.
                                          10240 Old Columbia Road
                                          Columbia, MD 21046
                                          Fax: 1-410-309-1691

                                          Attention: Mr. James H. Miller
                                                     Chairman, President and CEO


20.     GOVERNING LAW AND VENUE

        This Agreement shall be construed and interpreted according to the laws of the State of New York without regard to any conflict of law principles that would require the application of the laws of any other jurisdiction. The Parties hereby consent to the nonexclusive jurisdiction of and venue in any federal or state court of competent

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]
        jurisdiction located in the State of New York for the adjudication of any disputes arising under this Agreement.


21.     WAIVER

        A waiver by either Party of any term or condition of the Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future of any subsequent breach hereof. None of the rights, remedies, undertakings and obligations hereunder shall be a limitation of any other remedy, right undertaking, obligation or agreement of either Party.


22.     INTERPRETATION

        If there is any inconsistency between the provisions of this Agreement and any Purchase Order or other document passing between the Parties, the provisions of this Agreement shall be determinative.


23.     SEVERABILITY

        Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


24.     HEADINGS

        Headings in this Agreement are included herein for convenience of reference only and have no legal effect.


25.     INDEPENDENT CONTRACTORS

        Nothing herein shall create any association, partnership, joint venture or the relation of principal and agent between the Parties hereto, it being understood that Meridian is manufacturing and supplying the Products as an independent contractor, and neither Party shall have the authority to bind the other or the other's representatives in any way.


26.     SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and inure to the benefit of the Parties and their permitted assigns.

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

27.     SURVIVAL OF PROVISIONS

        All of the Parties' rights and obligations relating to payment and all of their rights and obligations under Sections 3g, 3i, 5f, 5g, 6 through 9, 10, 13c, and 17 through 27 shall survive the expiration or termination of the Agreement.



                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

IN WITNESS WHEREOF, Meridian and Dey have caused this Supply Agreement to be executed as of the Effective Date.

                                         DEY,  L.P.
                                         By its general partner, Dey, Inc.


                                         By:    /s/ Charles A. Rice
                                                --------------------------------
                                                Charles A. Rice
                                                President and CEO


                                         MERIDIAN MEDICAL TECHNOLOGIES, INC.

                                         By:    /s/ James H. Miller
                                                --------------------------------
                                                James H. Miller
                                                Chairman, President and CEO


Agreed and Accepted:

EM INDUSTRIES, INCORPORATED

By:     /s/ Tom Colclough
        ----------------------------
        Name:  Thomas E. Colclough
        Title: President & CEO

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT A

                                    PRODUCTS


PRODUCT NAME
FASTJEKT EPIPEN JR International
CANADIAN EPIPEN JR Canada
CANADIAN EPIPEN SR Canada
FASTJEKT EPIPEN SR International
ALK EPIPEN SR International
ALK EPIPEN JR International
EPIPEN JR NDC 49505-501-01
EPIPEN SR NDC 49502-500-01
EPIPEN TRAINERS
EPIPEN SR TWO-PAK NDC 49502-500-02
EPIPEN JR TWO-PAK NDC 49505-501-02

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT B


                            PACKAGING CONFIGURATIONS

        A.    EpiPen(R)               Single Unit Shelf Carton With PI's
                                      Twelve (12) Cartons Per Shipper Case


        B.    EpiPen(R)Jr.            Single Unit Shelf Carton With PI's
                                      Twelve (12) Cartons Per Shipper Case


        C.    EpiPen(R)Trainer        165 Trainers Per Box
                                      Six (6) Boxes of 165 Per Shipper Case

        D.    EpiPen(R)Sr. Two-Pak    Each carton contains 2 EpiPen(R)Sr.
                                      Injectors and 1 EpiPen(R)Trainer With PI's
                                      Packaged 6 cartons per shipper

        E.    EpiPen(R)Jr. Two-Pak    Each carton contains 2 EpiPen(R)Jr.
                                      Injectors and 1 EpiPen(R)Trainer With PI's
                                      Packaged 6 cartons per shipper

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT C


1.      PRODUCT SPECIFICATIONS

        Product Specifications are attached hereto as Appendix I


2.      LABELING SPECIFICATIONS

        A.     EpiPen(R)                    DESCRIPTION
                                            Auto Injector Label
                                            Patient Insert
                                            Shelf Carton
                                            Tray
                                            Shipper Case
                                            Physician Insert
                                            Combined Physician Insert


        B.     EpiPen(R)Jr.                 DESCRIPTION
                                            Auto Injector Label
                                            Patient Insert
                                            Shelf Carton
                                            Tray
                                            Shipper Case
                                            Combined Physician Insert


        C.     EpiPen(R)Trainer             DESCRIPTION
                                            Trainer Label


        D.     EpiPen(R)Sr. Two-Pak         DESCRIPTION
                                            Auto Injector Label
                                            Patient Insert
                                            Trainer Label
                                            Trainer Insert
                                            Physician Insert
                                            Dual Pack Carton
                                            Shipper Case

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

        E.     EpiPen(R)Jr. Two-Pak         DESCRIPTION
                                            Auto Injector Label
                                            Patient Insert
                                            Trainer Label
                                            Trainer Insert
                                            Physician Insert
                                            Dual Pack Carton
                                            Shipper Case

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                                                      APPENDIX I


                              EpiPen Auto-Injector


Epinephrine Injection
1:1,000; 0.3 mL/dose

Sampling: "..."

Critical Defects Definition - "..."

Major Defects Definition - "..."

Minor Defects Definition - "..."

VISUAL AUDIT (BASIC UNIT)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                              EpiPen Auto-Injector

Epinephrine Injection
1:1,000; 0.3 mL/dose

Sampling:      "..."

FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

7.      "..."

8.      "..."

9.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

7.      "..."

MINOR                 LIMITS - "..."

1.      "..."

2.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

3.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                              EpiPen Auto-injector

Epinephrine Injection
1:1,000; 0.3 mL/dose

Sampling:      "..."

FINAL PRODUCT INSPECTION I (MOISTURE & FINAL INSPECTION)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MINOR                            LIMITS - "..."

1.      "..."

FINAL PRODUCT INSPECTION II (LABEL/TUBE & CAP)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                              EpiPen Auto-Injector

Epinephrine Injection
1:1,000; 0.3 mL/dose

Sampling:      "..."

FINAL PRODUCT INSPECTION III (PACKAGING)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."


CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."


CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."


MINOR                            LIMITS - "..."

1.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                              EpiPen Auto-Injector



Epinephrine Injection
1:1,000; 0.3 mL/dose

FINISHED PRODUCTION SPECIFICATION



------------------------------------------------------------------------------------------
          TEST                          METHOD                    SPECIFICATION
------------------------------------------------------------------------------------------
Epinephrine Assay               "..."                         "..."
------------------------------------------------------------------------------------------
Identification B                "..."                         "..."
------------------------------------------------------------------------------------------
pH                              "..."                         "..."
------------------------------------------------------------------------------------------
Identification A                "..."                         "..."
------------------------------------------------------------------------------------------
Degradation Products            "..."
------------------------------------------------------------------------------------------
-       Adrenochrome                                          "..."
------------------------------------------------------------------------------------------
-       Adrenolutin                                           "..."
------------------------------------------------------------------------------------------
-       Total Other Impurities                                "..."
------------------------------------------------------------------------------------------
-       Total Impurities                                      "..."
------------------------------------------------------------------------------------------
Sodium Metabisulfite            "..."                         "..."
------------------------------------------------------------------------------------------
Particulate Matter              "..."                         "..."
------------------------------------------------------------------------------------------
Color and Clarity               "..."                         "..."
------------------------------------------------------------------------------------------
Sterility                       "..."                         "..."
------------------------------------------------------------------------------------------
Bacterial Endotoxin Content     "..."                         "..."
------------------------------------------------------------------------------------------
Activation Force                "..."                         "..."
------------------------------------------------------------------------------------------
Volume Dispensed                "..."                         "..."
------------------------------------------------------------------------------------------
Dispensing Time                 "..."                         "..."
------------------------------------------------------------------------------------------
Exposed Needle Length           "..."                         "..."
------------------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                            EpiPen Jr. Auto-Injector


Epinephrine Injection
1:2,000; 0.3 mL/dose

Sampling:      "..."

Critical Defects Definition - "..."

Major Defects Definition - "..."

Minor Defects Definition - "..."

VISUAL AUDIT (BASIC UNIT)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                            EpiPen Jr. Auto-Injector

Epinephrine Injection
1:2,000; 0.3 mL/dose

Sampling:      "..."

FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

7.      "..."

8.      "..."

9.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

7.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                            EpiPen Jr. Auto-Injector

Epinephrine Injection
1:2,000; 0.3 mL/dose

Sampling:      "..."

FINAL PRODUCT INSPECTION I (MOISTURE & FINAL INSPECTION)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MINOR                            LIMITS - "..."

1.      "..."

FINAL PRODUCT INSPECTION II (LABEL/TUBE & CAP)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                            EpiPen Jr. Auto-Injector


Epinephrine Injection
1:2,000; 0.3 mL/dose

Sampling:      "..."

FINAL PRODUCT INSPECTION III (PACKAGING)

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

MINOR                            LIMITS - "..."

1.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                              EpiPen Auto-Injector

Epinephrine Injection
1:2,000; 0.3 mL/dose

FINISHED PRODUCT SPECIFICATION



------------------------------------------------------------------------------------------
           TEST                          METHOD                    SPECIFICATION
------------------------------------------------------------------------------------------
Epinephrine Assay               "..."                         "..."
------------------------------------------------------------------------------------------
pH                              "..."                         "..."
------------------------------------------------------------------------------------------
Identification A                "..."                         "..."
------------------------------------------------------------------------------------------
Identification B                "..."                         "..."
------------------------------------------------------------------------------------------
Degradation Products            "..."
------------------------------------------------------------------------------------------
-       Adrenochrome                                          "..."
------------------------------------------------------------------------------------------
-       Adrenolutin                                           "..."
------------------------------------------------------------------------------------------
-       Total Other Impurities                                "..."
------------------------------------------------------------------------------------------
-       Total Impurities                                      "..."
------------------------------------------------------------------------------------------
Sodium Metabisulfite            "..."                         "..."
------------------------------------------------------------------------------------------
Particulate Matter              "..."                         "..."
------------------------------------------------------------------------------------------
Color and Clarity               "..."                         "..."
------------------------------------------------------------------------------------------
Sterility                       "..."                         "..."
------------------------------------------------------------------------------------------
Bacterial Endotoxin Content     "..."                         "..."
------------------------------------------------------------------------------------------
Activation Force                "..."                         "..."
------------------------------------------------------------------------------------------
Volume Dispensed                "..."                         "..."
------------------------------------------------------------------------------------------
Dispensing Time                 "..."                         "..."
------------------------------------------------------------------------------------------
Exposed Needle Length           "..."                         "..."
------------------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                        Canadian EpiPen Jr. Auto-Injector

Epinephrine Injection
1:2,000, 0.3 mL/dose

Sampling:      "..."

Critical Defects Definition - "..."

Major Defects Definition - "..."

Minor Defects Definition - "..."

FINAL PRODUCT INSPECTION I

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

7.      "..."

8.      "..."

9.      "..."

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."


CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                        Canadian EpiPen Jr. Auto-Injector


Epinephrine Injection
1:2,000, 0.3 mL/dose

Sampling:      "..."

MAJOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

MINOR                            LIMITS - "..."

1.      "..."

MINOR                            LIMITS - "..."

1.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                          Canadian EpiPen Auto-Injector

Epinephrine Injection
1:1,000, 0.3 mL/dose

Sampling:      "..."

Critical Defects Definition - "..."

Major Defects Definition - "..."

Minor Defects Definition - "..."

FINAL PRODUCT INSPECTION I

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

7.      "..."

8.      "..."

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                          Canadian EpiPen Auto-Injector

Epinephrine Injection
1:1,000, 0.3 mL/dose

Sampling:      "..."

MAJOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

MAJOR                            LIMITS - "..."

1.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

MINOR                            LIMITS - "..."

1.      "..."

MINOR                            LIMITS - "..."

1.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                       International EpiPen Auto-Injector

Epinephrine Injection

Sampling:      "..."

Critical Defects Definition - "..."

Major Defects Definition - "..."

Minor Defects Definition - "..."

FINAL PRODUCT INSPECTION I

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

CRITICAL                         LIMITS - "..."

1.      "..."

2.      "..."

MAJOR                            LlMITS - "..."

1.      "..."

2.      "..."

3.      "..."

MINOR                            LIMITS - "..."

1.      "..."

2.      "..."

MINOR                            LIMITS - "..."

1.      "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT D

                                   UNIT PRICES

        Unit prices for Products delivered in accordance with Section 5a of the Agreement or Section 2d of the Agreement shall be as follows until modified in accordance with Section 5 of the Agreement:

               ITEM                         ORDER QUANTITY              UNIT PRICE
               -------                      --------------              ----------
               EpiPen(R)Sr.                  "..."                       "..."

               EpiPen(R)Jr.                  "..."                       "..."

               Canadian EpiPen(R)Sr.         "..."                       "..."
               Canadian EpiPen(R)Sr.         "..."                       "..."
               Canadian EpiPen(R)Sr.         "..."                       "..."

               Canadian EpiPen(R)Jr.         "..."                       "..."
               Canadian EpiPen(R)Jr.         "..."                       "..."
               Canadian EpiPen(R)Jr.         "..."                       "..."

               ALK/Foreign EpiPen(R)Sr.      "..."                       "..."
               ALK/Foreign EpiPen(R)Sr.      "..."                       "..."
               ALK/Foreign EpiPen(R)Sr.      "..."                       "..."

               ALK/Foreign EpiPen(R)Jr.      "..."                       "..."
               ALK/Foreign EpiPen(R)Jr.      "..."                       "..."
               ALK/Foreign EpiPen(R)Jr.      "..."                       "..."

               EpiPen(R)Trainer                                          "..."

               EpiPen(R)Sr. Two-Pak          "..."                       "..."

               EpiPen(R)Jr. Two-Pak          "..."                       "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT E

                          PENDING OR THREATENED CLAIMS

1.      "..."

2.      "..."

3.      "..."

4.      "..."

5.      "..."

6.      "..."

7.      "..."

8.      "..."



--------------------------------------------------------------------------------
*       "..."

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT F


                               DEY PURCHASE ORDER

                           [DEY PURCHASE ORDER FORM]

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT G

                                 MERIDIAN MARKS

MERIDIAN MEDICAL TECHNOLOGIES
MERIDIAN

                                                CONFIDENTIAL TREATMENT REQUESTED
                      ["..."indicates that material has been omitted pursuant
                            to Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                    EXHIBIT H

                                    DEY MARKS

EPIPEN
EPIPEN JR
DEY AND TRIANGLE MARK
EPI EZ PEN
EPI EZ PEN JR